Exhibit 10.82

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT	2. CONTRACT	3. EFFECTIVE DATE OF	4. PROGRAM
NUMBER:	NO.:	AMENDMENT:
14	YH09-0001-07	April 1,2011	DHCM — ACUTE
5. CONTRACTOR’S NAME AND ADDRESS:
VHS Phoenix Health Plan, LLC
7878 N. 16th St., Suite 105
Phoenix, AZ 85020
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates, effective October 1, 2010 through September 30, 2011.
7. THE CONTRACT REFERENCED ABOVE FOLLOWS
To amend Section B, Capitation Rates, effective April 1, 2011 through September 30, 2011.

NOTE: Please sign, date, and return executed file by E-Mail to:	Mark Held at Mark.Held@azahcccs.gov
Sr. Procurement Specialist
AHCCCS Contracts and Purchasing
and Linda Barry at Linda.Barry@azahcccs.gov
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:

/s/ NANCY NOVICK	/s/ MICHAEL VEIT

TYPED NAME: NANCY NOVICK	TYPED NAME: MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 2/9/11	DATE: JANUARY 26, 2011

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
CAPITATION RATE SUMMARY — ACUTE RATES (Risk Adjusted with 100% of 2010 factor)
Phoenix Health Plan
04/1/11—9/30/11

									Maternity
	TANF	TANF	TANF	TANF	TANF	SSI	SSI		Delivery
Title XIX and KidsCare Rates [1]:	<1. M/F	1-13. M/F	14-44. F	14-44. M	45+. M/F	w/ Med	w/o Med	SFP	Supplement	Non-MED	MED
4 Apache/Coconino/Mohave/Navajo	$515.15	$108.92	$263.67	$159.67	$360.89	$102.81	$783.78	$11.98	$6,113.85	$441.33	$1,273.31
6 Yavapai	$526.21	$108.07	$272.39	$171.71	$398.55	$127.51	$843.42	$15.43	$6,608.20	$514.54	$1,291.38
8 Gila/Pinal	$457.67	$104.82	$254.05	$169.23	$365.57	$128.13	$855.22	$13.12	$6,447.38	$468.85	$1,421.57
10 Pima	$517.79	$86.01	$202.26	$117.49	$311.96	$97.63	$787.71	$16.06	$6,190.45	$365.35	$1,426.97
12 Maricopa	$478.69	$108.52	$234.12	$152.48	$399.44	$140.20	$704.87	$14.21	$6,387.19	$447.67	$1,383.39

	TANF	TANF	TANF	TANF	TANF	SSI	SSI
PPC Rates:	<1. M/F	1-13. M/F	14-44. F	14-44. M	45+. M/F	w/Med	w/o Med	Non-MED	MED
4 Apache/Coconino/Mohave/Navajo	$898.13	$44.73	$211.82	$143.77	$417.96	$120.40	$417.56	$867.02	$5,081.66
6 Yavapai	$867.45	$63.40	$218.09	$205.52	$339.14	$141.98	$366.19	$828.77	$5,217.28
8 Gila/Pinal	$852.75	$58.73	$219.53	$152.26	$285.76	$115.54	$409.86	$773.35	$6,678.09
10 Pima	$997.46	$52.67	$179.43	$129.99	$352.47	$115.08	$299.72	$573.25	$4,997.42
12 Maricopa	$931.34	$55.08	$194.27	$162.53	$301.22	$134.79	$362.89	$763.47	$6,528.61

	Option 1	Option 2
Other Rates:	Transplant	Transplant
4 Apache/Coconino/Mohave/Navajo	$16.50	$16.50
6 Yavapai	$16.50	$16.50
8 Gila/Pinal	$16.50	$16.50
10 Pima	$16.50	$16.50
12 Maricopa	$16.50	$16.50

1.	Rates have been adjusted for $35,000 Reinsurance Deductible